UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

GEOSPACE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-13601

DE	76-0447780
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7007 Pinemont Drive, Houston, TX 77040

(Address of principal executive offices, including zip code)

(713) 986-4444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 1, 2014, UHY LLP (“UHY”) informed Geospace Technologies Corporation (the “Company”) that effective on that date, its Texas practice had been acquired by BDO USA, LLP (“BDO”). As a result of this transaction, UHY has elected not to stand for reappointment as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015.

Effective December 3, 2014, the Company, after review and approval of the Company’s Audit Committee, appointed BDO as the Company’s new independent registered public accounting firm for and with respect to the fiscal year ending September 30, 2015.

The reports of UHY on the Company’s financial statements as of and for the fiscal years ended September 30, 2014 and 2013 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal years ended September 30, 2014 and 2013 and through the date, December 1, 2014, preceding UHY’s election not to stand for reappointment, there were: (i) no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided UHY with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that UHY furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of UHY’s letter dated December 3, 2014 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s engagement of BDO, neither the Company nor anyone on behalf of the Company consulted with BDO regarding (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by BDO that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

16.1	Letter from UHY LLP to the Securities and Exchange Commission dated December 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION
Date: December 3, 2014

	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Vice President, Chief Financial Officer and Secretary